Exhibit 10.35

LOAN AGREEMENT

I. PARTIES

I) COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO, a company with its principal place of business at Avenida Brigadeiro Luiz Antônio, No. 3142, in the City of São Paulo, State of São Paulo, Brazil, registered with the Ministry of Finance Register of Legal Entities (CNPJ/MF) under No. 47.508.411/0001-56, herein represented by its undersigned legal representatives, hereinafter referred to as LENDER;

II) PONTOFRIO.COM COMERCIO ELETRONICO S/A, a company with its principal place of business at Rua Gomes de Carvalho, No. 1609/1617,4°-5°e7º andar, in the City of São Paulo, State of São Paulo, Brazil, registered with the Ministry of Finance Register of Legal Entities (CNPJ/MF) under No. 09.358.108/0001-25, herein represented by its undersigned legal representatives, hereinafter referred to as BORROWER;

The parties above have executed this agreement pursuant to Articles 586 to 592 of the Brazilian Civil Code, as follows:

II. LOAN

2.1.                            LENDER hereby lends BORROWER one hundred million Reais (R$ 100,000,000.00).

2.2.                            The loan shall be made upon receipt by BORROWER of the amount specified above, in any number of instalments as required, from the date hereof, and for such the Parties shall sign annexes to be prepared pursuant to the model in Annex I attached hereto.

2.3. For each loan instalment, one Annex shall be issued and duly signed by the legal representatives of each Party, stating the amount, term, interest rate and other details.

III.                              REPAYMENT OF THE LOAN

3.1.                            The principal (clause 2.1) of the loan shall be payable by BORROWER to LENDER in a single instalment, and will be due on August 18, 2011, unless otherwise agreed in each Annex.

3.2.                            BORROWER may satisfy its main or secondary obligations under this Agreement before time, and shall notify LENDER of such at least 3 business days before the maturity date, then LENDER will notify BORROWER of the principal balance due and any accrued charges, which shall be payable in full, resulting in early termination of this Agreement.

IV.                               INTEREST RATE

4.1.                            The principal balance due shall bear interest based on the CDI (Interbank Deposit Certificate) for the same loan terms as provided in each Annex, according to the customary banking practices in the financial market, from the date of each loan until the date of payment.

V.                                    DEBT REPRESENTATION

5.1.                            As a payment guarantee for the principal under this Agreement, upon the execution of each Annex BORROWER shall submit LENDER a promissory note, to be completed according to the model provided in Annex II attached hereto, which will be taken as an instrument representing the loan under this Agreement. LENDER may charge the promissory note in case of early termination or expiration of this Agreement or any Annex. If such promissory note is not duly paid, it may be protested against the issuer or any co-debtor for non-payment of its total amount or existing amount due, without prejudice to other contract terms and conditions.

VI.                               MISCELLANEOUS

6.1.                            The parties hereby expressly agree that any failure of LENDER to exercise any right or power under this Agreement or to require the performance of any obligation of BORROWER shall not be construed as a modification by LENDER of the provisions of this Agreement.

6.2.                            In the event of non-payment of the amounts provided in this Agreement at the maturity date, BORROWER shall pay the principal, as adjusted for inflation by the IGPM-FGV (General Market Price Index, Getúlio Vargas Foundation), plus contractual interest, interest for late payment at one percent (1%) per month, and a penalty of two percent (2%) on the debt.

6.3.                            The receipt of any amount by LENDER after the maturity date shall be merely construed as a waiver of breach and not a modification of the provisions of this Agreement.

6.4.                            This Agreement shall not be assigned or transferred by any of the parties without the prior written consent of the other party.

6.5.                            Because of the singularities of this Agreement, in case of non-performance of the obligations hereunder, any other agreements made with BORROWER may be terminated by LENDER.

6.6                               LENDER hereby assumes the obligation to pay the Tax on Financial Transactions (IOF) imposed on this Agreement on a monthly basis, and it shall transfer such costs to BORROWER, which hereby undertakes to pay same.

6.7                               For the purposes of Article 397 of the Brazilian Civil Code, the acceleration of payment of the total debt shall, regardless of judicial or extrajudicial notification, without prejudice to other provisions in this Agreement, automatically occur in the following events:

a) Upon occurrence of any of the events provided in Articles 333 and 1425 of the Brazilian Civil Code.

b) In case of misrepresentation of any statement, information or document executed, submitted or delivered by BORROWER hereunder.

c) Lawful protest of instrument against BORROWER or any of its co-debtors.

d) Filing of judicial or extrajudicial reorganization of BORROWER.

e) Adjudication of bankruptcy of BORROWER.

6.8 Failure of payment of any amount due at the maturity date as provided in this Agreement or nonperformance of any obligation undertaken by BORROWER hereunder, the loan under this Agreement shall be terminated and the total debt shall be immediately payable plus interest for late payment, without prejudice to other provisions in this Agreement. In such an event, LENDER may immediately take all measures to obtain performance of the obligations.

6.9.                            This Agreement is binding upon the parties and their heirs and successors.

6.10.                     The parties hereby elect the courts of the judicial district of the City of São Paulo, State of São Paulo, Brazil, to settle any disputes arising from or related to this Agreement, expressly waiving any other court, however preferable it may be.

IN WITNESS WHEREOF, the parties have executed this Agreement in two (2) identical counterparts in the presence of the undersigned witnesses.

São Paulo, July 18, 2011.

PONTOFRIO.COM COMERCIO ELETRONICO S/A	COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO

/s/ Fernando Tracanella	/s/ Alexandre Hiroshi
Name: Fernando Tracanella	Name: Alexandre Hiroshi
Title: Chief Financial Officer	Title: Treasurer

/s/ German Quiroga	/s/ Aymar Giglio Junior
Name: German Quiroga	Name: Aymar Giglio Junior
Title: President	Title: Treasurer

ANNEX I and ANNEX II MODELS

ANNEX I — INSTALMENT NUMBER                OF THE LOAN AGREEMENT MADE BETWEEN CBD AND PONTOFRIO COM COMERCIO ELETRONIC S/A ON 07/18/2011.

A) PARTIES:

- COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO, a company with its principal place of business at Avenida Brigadeiro Luiz Antônio, No. 3142, in the City of São Paulo, State of São Paulo, Brazil, registered with the Ministry of Finance Register of Legal Entities (CNPJ/MF) under No. 47.508.411/0001-56;

- PONTOFRIO COM COMERCIO ELETRONICO S/A, a company with its principal place of business at Rua Gomes de Carvalho, No. 1609/1617,4°-5°e7º andar, in the City of São Paulo, State of São Paulo, Brazil, registered with the Ministry of Finance Register of Legal Entities (CNPJ/MF) under No. 09.358.108/0001-25;

B) LOAN AMOUNT:

-R$                     (            )

C) LOAN TERMS:

- Loan date:

- Payment date:

D) INTEREST:

E) GUARANTEE:

- Promissory Note number        , in the amount of R$             issued by              , on              , pursuant to Clause 5.1 of the Loan Agreement to which this Annex is attached.

São Paulo,                       ,           200        .

LENDER:

BORROWER:

Witnesses:

1.	2.

PROMISSORY NOTE

ANNEX II TO THE LOAN AGREEMENT MADE BETWEEN CBD AND PONTOFRIO COM COMERCIO ELETRONIC S/A ON 07/18/2011- PROMISSORY NOTE No.             .

MATURITY	AMOUNT	CITY OF PAYMENT
on demand	R$	SÃO PAULO/SP

I/We, by this Promissory Note issued in one counterpart, promise to pay COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO, with its principal place of business at Avenida Brigadeiro Luiz Antônio, No. 3142, in the City of São Paulo, State of São Paulo, Brazil, registered with the Ministry of Finance Register of Legal Entities (CNPJ/MF) under No. 47.508.411/0001-5, or to order, the sum of                       , in the official currency of Brazil, at its maturity date.

São Paulo,                           , 2011.

PONTOFRIO COM COMERCIO ELETRONICO S/A

ACCOMMODATION MAKERS:

[Document contains stamps of the legal department of Nova Pontocom and Pão de Açúcar]